UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): September 22, 2004

                          MoneyGram International, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                         001-31950                    16-1690064
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                 (Commission File Number)    (IRS Employer Identification No.)

1550 Utica Avenue South, Minneapolis, Minnesota           55416
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (952) 591-3000
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

On September 22, 2004, MoneyGram International, Inc. issued a press release announcing revised full year earnings guidance for its fiscal year ending December 31, 2004. A copy of the press release dated September 22, 2004, is furnished herewith as Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits.


     The following exhibit is being furnished with this Current Report:


                  99.1     Press Release dated September 22, 2004

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MONEYGRAM INTERNATIONAL, INC.


                                 By:    /s/Teresa H. Johnson
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                                 Name:  Teresa H. Johnson
                                 Title: Vice President, General Counsel
                                        and Secretary

Date:  September 22, 2004

                                  EXHIBIT INDEX

Exhibit No.           Description of Document
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   99.1               Press Release dated September 22, 2004